SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                  --------------------------------------------
                                    FORM 8-K



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported)
                                NOVEMBER 16, 1996



                               SAFEGUARD HEALTH ENTERPRISES, INC.
               --------------------------------------------------
             (Exact Name of registrant as specified in its charter)



          DELAWARE                0-12050             52-1528581
          --------               -------             ----------
(State or other jurisdiction   (Commission           (IRS Employer
        of incorporation)       File Number)      Identification No.)


                95 ENTERPRISE, ALISO VIEJO, CALIFORNIA 92656-2601
                -------------------------------------------------
   (Address of principal executive offices)                        (Zip Code)



       Registrant's telephone number, including area code:  (949) 425-4110
                                                            --------------


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ITEM  5.     OTHER  EVENTS

On November 12, 1999, Safeguard Health Enterprises, Inc. ("Enterprises" or the "Company"), announced that it believes its revenue, and therefore, its earnings, for the quarter and nine months ended September 30, 1999, which were previously announced on October 21, 1999, were overstated by a material amount. A copy of that press release is attached hereto as Exhibit A. The Company also believes that its results of operations for the periods ended March 31, 1999 and June 30, 1999 may be restated. The Company is in the process of determining the adjustments required to properly state its results of operations for each of these periods. The Company expects to report its restated results of operations as soon as they are available. As a result, the Company will not be filing its Quarterly Report on Form 10-Q with the Securities and Exchange Commission in a timely manner.

SafeGuard also expects to restate its financial statements for the years ended December 31, 1998 and 1997, and certain quarterly periods therein, to correct the accounting treatment of transactions related to discontinued dental office operations, and as such, the 1998 and 1997 annual financial statements and the independent auditor's reports thereon should not be relied upon. The Company expects to report its restated financial statements as soon as they are audited by its independent auditors and available.

The Company is currently discussing the implication of this situation with its lenders and with the investor group that agreed to make a $40 million investment in the Company, as previously announced. It is also in discussions with the regulators in the various states in which the Company conducts its business. As a result of the expected restatements related to 1999, the Company anticipates that it will not be in compliance with certain covenant requirements within its loan agreements with its lenders.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS

(a)     Financial  Statements  of  Business  Acquired.
        Not  applicable.
(b)     Pro  Forma  Financial  Information.
        Not  applicable.
(c)     Exhibits.

Exhibit  No.     Exhibit  Description:
- ------------     ---------------------

Exhibit  A     Press  Release  Issued  on  November  12,  1999

                            [SIGNATURES ON NEXT PAGE]


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              SAFEGUARD  HEALTH  ENTERPRISES,  INC.


                               By: /s/ STEVEN  J.  BAILEYS,  D.D.S.
                                   --------------------------------
                                   STEVEN  J.  BAILEYS,  D.D.S.,
Chairman  of  the  Board  and  Chief  Executive  Officer


Date:  NOVEMBER  16,  1999     By: /s/ RONALD  I.  BRENDZEL,  J.D.
       -------------------         ---------------------------
                                   RONALD  I.  BRENDZEL,  J.D.
                                   Senior  Vice  President  and
                                   Secretary


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